Exhibit 99.7

Inglet Blair Data Compare

Seller Loan ID	JPM Loan ID	Data Field	Tape Data	IB Review Value	Discrepancy Comments
(redacted)	305145601	Original Note Balance	(redacted)	(redacted)	Review Value captured from the Note.
(redacted)	305145601	Sales Price	(redacted)	(redacted)	Tape Value is the sales price listed on the contract is (redacted) after discount of (redacted) applied. Review Value is the base sales price, seller credit applied at closing.
(redacted)	305145601	Total Debt to Income Ratio	(redacted)	(redacted)	Variance < (redacted) is non-material.
(redacted)	305145601	Original P&I Payment	(redacted)	(redacted)	Review Value captured from the Note. Source of Tape Vales is unknown.
(redacted)	305173045	Total Debt to Income Ratio	(redacted)	(redacted)	Approved DTI (redacted), variance < (redacted) is non-material. Source of Tape Value is unknown.
(redacted)	305173045	Appraised Value	(redacted)	(redacted)	Tape Value is the sales price. Review Value is the appraisal value.